UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 24, 2018

Commission File Number:  021-214723

AzurRx BioPharma, Inc.
(Exact name of registrant as specified in its charter.)

Delaware
(State or other jurisdiction of incorporation or organization)
00-000000
(IRS Employer Identification No.)

760 Parkside Ave., Suite 304, Brooklyn, New York 11226
(Address of principal executive offices)

6466997855
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events.

On September 24, 2018, AzurRx BioPharma, Inc. (the "Company") announced the positive outcome of its MS1819-SD study showing statistically significant efficacy in a Phase IIa Exocrine Pancreatic Insufficiency trial. MS1819-SD is a recombinant lipase for the treatment of exocrine pancreatic insufficiency most commonly caused by chronic pancreatitis or cystic fibrosis. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8- K, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

See exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AzurRx BioPharma, Inc.

Date:   September 24, 2018
By:	/s/ Johan M. Spoor

Name: Johan M. Spoor
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated September 24, 2018